UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 8, 2009
THE TALBOTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (781) 749-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-10.1
EX-10.2
EX-10.3

INFORMATION TO BE INCLUDED IN THE REPORT
Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
Merger Agreement
     On December 8, 2009 The Talbots, Inc. (“Talbots” or the “Company”), a Delaware corporation, Tailor Acquisition, Inc. (“Merger Sub”), a Delaware corporation and wholly-owned subsidiary of Talbots, and BPW Acquisition Corp (“BPW”), a Delaware corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms and conditions set forth in the Merger Agreement, Talbots will acquire BPW by means of a merger of Merger Sub with and into BPW (the “Merger”), with BPW continuing as the surviving corporation and a wholly-owned subsidiary of Talbots after the Merger.
     At the effective time of the Merger, by virtue of the Merger and without any action on the part of the holders of any shares of the capital stock of BPW, each share of BPW common stock issued and outstanding immediately prior to the effective time (other than any shares of BPW common stock held by stockholders of BPW that have validly exercised conversion rights under the BPW organizational documents) will be converted into the right to receive Talbots shares of common stock based on a floating exchange ratio range. The exchange ratio will be determined by dividing $11.25 by Talbots’ volume weighted price per share for the 15 consecutive trading days immediately preceding the fifth trading day prior to the BPW stockholders meeting to be held in connection with the transaction, subject to a minimum exchange ratio of 0.9000 and a maximum exchange ratio of 1.3235. Upon the completion of the Merger, BPW’s shareholders will own between approximately 60-69% of Talbots’ shares of common stock. No fractional shares of Talbots common stock will be issued in the Merger.
     The completion of the Merger is subject to various customary closing conditions, including, among others, (i) approval of the transaction and extension of the term of BPW’s existence beyond its existing expiration date of February 26, 2010, (ii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by Talbots and BPW, respectively, and compliance by Talbots and BPW with their respective obligations under the Merger Agreement and (iii) declaration of the effectiveness by the Securities and Exchange Commission (the “SEC”) of the Registration Statement on Form S-4 to be filed by Talbots.
     In addition, the Merger is conditioned upon (i) no more than 35% of BPW’s stockholders exercising their conversion rights in connection with the transaction and the extension of BPW’s existence, (ii) holders of at least 90% of BPW’s public warrants agreeing to exchange their warrants for Talbots common stock or warrants in a warrant exchange offer, (iii) consummation of the debt financing described below under “Credit Facility Commitment Letter” or alternative financing providing for proceeds in such amounts that, together with the net proceeds of amounts in BPW’s trust account and other available cash, Talbots will have sufficient funds to repay its financing arrangements with its current majority stockholder and all third party credit facilities and (iv) no less than $211 million remaining in BPW’s trust account following any exercise by BPW stockholders of their conversion rights and the incurrence of transaction expenses.
     The Merger Agreement contains (i) customary representations and warranties of Talbots and BPW, and (ii) covenants of Talbots and BPW to conduct their respective businesses in the ordinary course and covenants of both Talbots and BPW with respect to, among other things, cooperation on seeking regulatory approvals and access to each other’s information. BPW has also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, enter into discussions, or enter into any agreement, concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.
     The Merger Agreement contains certain termination rights for each of Talbots and BPW. In addition, the Merger Agreement provides that in connection with the termination of the Merger Agreement under specified circumstances, either Talbots or BPW, as applicable, may be required to pay a termination fee of $10 million and/or reimbursement of expenses of up to $3 million to the other party.
     The transaction was recommended to the board of directors of Talbots by Talbots’ audit committee, upon the advice of its independent advisors. The audit committee of Talbots’ board of directors is comprised solely of independent directors not affiliated with Aeon.
     The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.
     The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual or financial information about Talbots, BPW, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Talbots, Merger Sub, BPW or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Merger that will be contained in, or incorporated by reference into, the information statement/proxy statement/prospectus that the parties will be filing in connection with the Merger, as well as in the other filings that each of Talbots and BPW make with the SEC.

Aeon Repurchase, Repayment and Support Agreement
     In connection with the Merger Agreement, on December 8, 2009, Talbots and BPW entered into a Repurchase, Repayment and Support Agreement (the “Aeon Agreement”) with Aeon (U.S.A.), Inc., the majority stockholder of Talbots (“Aeon USA”), and Aeon Co., Ltd. (“Aeon”), the parent company of Aeon USA. Under the terms of the Aeon Agreement, Aeon has agreed to sell to Talbots all of the shares of Talbots common stock owned by Aeon for an aggregate of one million warrants to purchase shares of Talbots’ common stock on terms and conditions substantially the same as the warrants to be issued in connection with the Merger. This share repurchase will be completed at the same time as the Merger is completed. In addition, all of Talbots’ indebtedness to Aeon under the Aeon financing agreements will be paid and discharged in full, which payment is also expected to be made at the same time as the Merger is completed. Upon the completion of this share repurchase and discharge of indebtedness, Aeon will no longer own any shares of Talbots common stock or be a lender to Talbots under any of Talbots’ financing arrangements. In addition, in connection with the transactions contemplated by the Aeon Agreement, Aeon USA has delivered to Talbots a written consent voting all of its shares of common stock of Talbots to approve the Merger Agreement and all transactions contemplated thereby, including the issuance of shares of common stock of Talbots to stockholders of BPW in connection with the Merger. As a result, no further action or approval is required from Talbots shareholders to approve the Merger.
     The foregoing summary of the Aeon Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Aeon Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.
Sponsors’ Agreement
     On December 8, 2009, the sponsors of BPW, Perella Weinberg Partners Acquisition LP and BPW BNYH Holdings LLC (together, the “Sponsors”) entered into an agreement (the “Sponsors’ Agreement”) with BPW and Talbots, under which each of the Sponsors agreed to surrender an aggregate of 1,776,498 shares of BPW common stock at or prior to completion of the Merger for no consideration, to vote all of its shares of BPW common stock at the special meeting in the manner described in the Sponsors’ Agreement, and to exchange, at the completion of the Merger, warrants to purchase shares of BPW common stock for shares of Talbots common stock, at a specified exchange ratio. In addition, subject to certain limited exceptions, the Sponsors agreed not to transfer the shares of Talbots common stock held by it for 180 days after completion of the Merger.
     The foregoing summary of the Sponsors’ Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsors’ Agreement, a copy of which is filed as Exhibit 10.2 and is incorporated herein by reference.
Credit Facility Commitment Letter
     In connection with the Merger, on December 8, 2009, Talbots entered into a commitment letter with General Electric Capital Corporation (“GECC”) to provide up to $200 million in debt financing under a senior secured revolving credit facility. The proceeds of this facility will be available for working capital of Talbots and, to the extent the proceeds of the BPW trust account are insufficient, for the payment of costs of the transaction and the repayment of third party debt currently guaranteed by Aeon. The commitment is subject to customary conditions, including the negotiation of definitive documentation reasonably satisfactory to GECC, completion of legal due diligence, receipt of updated audits and collateral appraisals, completion of the Merger and repayment of Aeon financing arrangements and repayment of third party credit facilities with remaining borrowing availability of no less than $40 million.
     The foregoing summary of the Commitment Letter does not purport to be complete and is qualified in its entirety by the terms and conditions of the Commitment Letter, a copy of which is filed as Exhibit 10.3 and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     2.1 Agreement and Plan of Merger, by and among The Talbots, Inc., Tailor Acquistion, Inc. and BPW Acquisition Corp., dated as of December 8, 2009.
     10.1 Repurchase, Repayment and Support Agreement, by and among The Talbots, Inc., BPW Acquisition Corp., Aeon (U.S.A.), Inc. and Aeon Co., Ltd., dated as of December 8, 2009.
     10.2 Sponsors’ Agreement, by and among Perella Weinberg Partners Acquisition LP, BPW BNYH Holdings LLC, The Talbots, Inc. and BPW Acquisition Corp., dated as of December 8, 2009.
     10.3 Commitment Letter, by and between General Electric Capital Corporation and The Talbots, Inc., dated as of December 7, 2009.
Forward-looking Information
     The foregoing contains forward-looking information. This forward looking information may be identified by such forward-looking terminology as “expect,” “anticipate,” “will,” or similar statements or variations of such terms. Among other forward looking information, the statements above relating to consummation of the Merger and satisfaction of the other conditions and contingencies to the consummation of the Merger constitute forward-looking statements.
Our forward-looking statements are based on a series of expectations, assumptions, estimates and projections about our Company which involve substantial uncertainty and substantial risk, including: the risk that the Merger will not be consummated; the risk that conditions and other contingencies to consummation and closing will not occur; the risk that anticipated benefits from the Merger may not be realized or may take longer to realize than expected; and the effect of any regulatory approvals or conditions. The reader is urged to consider all such factors. If these or other significant risks and uncertainties occur, or if our estimates or underlying assumptions prove inaccurate, our actual results, including actual costs and timing, could differ materially. In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved.
All of our forward-looking statements are as of the date of this Form 8-K only, and except as may be required by law or SEC rule or requirement, the Company does not undertake to update or revise any forward-looking statements to reflect actual results, changes in assumptions, estimates or projections, or other circumstances occurring after the date hereof.
Any public statements or disclosures by the Company following this Form 8-K which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K will be deemed to modify or supersede such statements in or accompanying this Form 8-K.
Important Additional Information and Where to Find It
Talbots intends to file with the SEC a Registration Statement on Form S-4 in connection with the transaction, and Talbots and BPW intend to file with the SEC and mail to their respective security holders an Information Statement/Proxy Statement/Prospectus in connection with the transaction. Talbots intends to file a tender offer statement and other documents, as required, with the SEC in connection with the warrant exchange offer. Investors and security holders are urged to read the Registration Statement, the Information Statement/Proxy Statement/Prospectus and the tender offer statement carefully when they are available because they contain important information. Investors and security holders will be able to obtain free copies of the Registration Statement, the Information Statement/Proxy Statement/Prospectus the tender offer statement and other documents filed with the SEC by Talbots and BPW through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement, the Information Statement/Proxy Statement/Prospectus and the tender offer statement when they become available from Talbots by requesting them in writing at Investor Relations Department, One Talbots Drive, Hingham, MA 02043, or by telephone at (781) 741-4500. The documents filed by BPW may also be obtained by requesting them in writing to BPW at BPW Acquisition Corp., Arjay (Richard) Jensen, SVP at BPW Acquisition Corp., 767 Fifth Avenue, 5th Floor, NY, NY 10153, or by telephone at (212) 287-3310.
Talbots and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of BPW in connection with the transaction described herein. You can find information regarding these directors and executive officers in Talbots definitive proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2009. This document is available free of charge at the SEC’s web site at www.sec.gov and through Talbots by requesting it in writing at Investor Relations Department, One Talbots Drive, Hingham, MA 02043, or by telephone at (781) 741-4500. Investors and security holders may obtain additional information regarding the interests of such participants by reading the Information Statement/Proxy Statement/Prospectus Talbots and BPW will file with the SEC when it becomes available.

BPW and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the security holders of BPW in connection with the transaction described herein. You can find information regarding these directors and executive officers in BPW’s Annual Report on Form 10-K for its fiscal year ended December 31, 2008, which was filed with the SEC on March 30, 2009. This document is available free of charge at the SEC’s web site at www.sec.gov and from BPW by requesting it in writing to BPW at BPW Acquisition Corp., Arjay (Richard) Jensen, SVP at BPW Acquisition Corp., 767 Fifth Avenue, 5th Floor, NY, NY 10153, or by telephone at (212) 287-3310. Investors and security holders may obtain additional information regarding the interests of such participants by reading the Information Statement/Proxy Statement/Prospectus Talbots and BPW will file with the SEC when it becomes available

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.
Dated: December 10, 2009	By:	/s/ Michael Scarpa
	Name:	Michael Scarpa
	Title:	Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX
2.1 Agreement and Plan of Merger, by and among The Talbots, Inc., Tailor Acquistion, Inc. and BPW Acquisition Corp., dated as of December 8, 2009.
10.1 Repurchase, Repayment and Support Agreement, by and among The Talbots, Inc., BPW Acquisition Corp., Aeon (U.S.A.), Inc. and Aeon Co., Ltd., dated as of December 8, 2009.
10.2 Sponsors’ Agreement, by and among Perella Weinberg Partners Acquisition LP, BPW BNYH Holdings LLC, The Talbots, Inc. and BPW Acquisition Corp., dated as of December 8, 2009.
10.3 Commitment Letter, by and between General Electric Capital Corporation and The Talbots, Inc., dated as of December 7, 2009.